EX-99.77Q1(a) - Exhibits; Copies of any material amendments to the registrant's charter or by-laws
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     Amendment No. 38 dated November 9, 2006 to the Agreement and Declaration of Trust dated January 28, 1997 is incorporated herein by reference to Exhibit
(a)(39) to Post-Effective Amendment No. 143 to registrant's registration statement on Form N-1A filed with the Securities and Exchange Commission on December 21, 2006 (Accession No. 0000950123-06-015465).